UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

FPA FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

FPA FUNDS TRUST'S
FPA INTERNATIONAL VALUE FUND

August 16, 2013

Dear Shareholder:

The attached Proxy Statement discusses a proposal to be voted upon by the shareholders of FPA International Value Fund (the "Fund"), a series of FPA Funds Trust. As a shareholder of the Fund, you are being asked to review the Proxy Statement and cast your vote on the proposal.

The Board of Trustees unanimously recommends that shareholders vote FOR the proposal.

The proposal seeks to change the Fund from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Fund to take larger positions in a smaller number of issuers.

First Pacific Advisors, LLC ("FPA") believes that changing the Fund from a diversified fund to a non-diversified fund will give FPA more flexibility in implementing the Fund's investment strategies. The change would enable FPA to focus the Fund's investments on those securities that FPA believes are the most promising. Because FPA would be able to invest larger percentages of the Fund's assets in the securities of particular issuers, FPA would be able to take more meaningful positions in securities that are its top investment choices. FPA believes that this increased investment flexibility may provide opportunities to enhance the Fund's performance; however, investing a larger percentage of the Fund's assets in any one issuer could increase the Fund's risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Your vote is important. To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. After reviewing the attached Proxy Statement, please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting by telephone or through the internet — instructions can be found on your proxy card. If we do not hear from you by September 6, 2013, our proxy solicitor may contact you.

If you have any questions, please call 1-800-499-8541. Our representatives will be glad to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time. Thank you for your response and your continued support of the FPA International Value Fund.

Very truly yours,

SHERRY SASAKI

Secretary

FPA FUNDS TRUST'S
FPA INTERNATIONAL VALUE FUND

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Friday, September 20, 2013

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of FPA Funds Trust's FPA International Value Fund (the "Fund"), will be held at the offices of First Pacific Advisors, LLC ("FPA"), 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, on Friday, September 20, 2013, at 10:00 a.m. Pacific Time, to consider and vote on the following matter:

1. Approval to change the Fund from a diversified fund to a non-diversified fund.

2. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Your Trustees recommend that you vote FOR all items.

August 8, 2013, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote.

FREQUENTLY ASKED QUESTIONS

Who is asking for your vote?

The Board of Trustees of FPA Funds Trust, on behalf of the Fund.

Where and when will the meeting be held?

The meeting will be held at the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550 on Friday, September 20, 2013, at 10:00 a.m. Pacific Time.

What proposal are you being asked to vote on?

The Board of Trustees is proposing that the Fund's shareholders approve changing the Fund from a diversified fund to a non-diversified fund. Shareholder approval of this change would enable the Fund to take larger positions in a smaller number of issuers. FPA believes that changing the Fund from a diversified fund to a non-diversified fund would give FPA more flexibility in implementing the Fund's investment strategies. The change would enable FPA to focus the Fund's investments on those securities that FPA believes are the most promising. Because FPA would be able to invest larger percentages of the Fund's assets in the securities of particular issuers, FPA would be able to take even more meaningful positions in securities that are its top investment choices. However, investing a larger percentage of the Fund's assets in any one issuer could increase the Fund's risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Who is eligible to vote?

You are entitled to notice of, and to vote at, the meeting (and any adjournment or adjournments of the meeting) if you owned shares of the Fund at the close of business on August 8, 2013 ("Record Date").

What are the different ways to vote your shares?

•  By Mail: You may vote by mail by indicating your voting instructions on the enclosed proxy card, signing and dating it, and returning it in the enclosed postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal described above.

•  By Phone: You may vote by telephone by calling the number on your proxy card.

•  On the Internet: You may vote through the internet by visiting the website listed on your proxy card.

•  In Person: If you plan to attend the meeting, you may vote in person.

Proxy cards submitted by corporations and partnerships will not be voted unless they are signed by the appropriate person(s) as indicated in the voting instructions on the proxy cards.

By Order of the Board of Trustees

SHERRY SASAKI

Secretary

August 16, 2013

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. You may also vote the enclosed proxy by telephone or over the internet. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

FPA FUNDS TRUST'S
FPA INTERNATIONAL VALUE FUND

11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation, by the Board of Trustees (the "Board" or "Board of Trustees", and each member of the Board, a "Trustee") of FPA Funds Trust's FPA International Value Fund (the "Fund"), of proxies to be voted at a special meeting of shareholders of the Fund to be held at 10:00 a.m. Pacific Time on Friday, September 20, 2013, at the offices of First Pacific Advisors, LLC ("FPA"), 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for shareholders to consider and vote on the following matter:

1. Approval to change the Fund from a diversified fund to a non-diversified fund.

2. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about August 16, 2013.

The Fund is organized as a Delaware business trust. In addition, the Fund is a registered investment company.

If you hold shares in your name as a record holder, you may vote your shares by proxy through the mail, telephone, or internet as described on the proxy card. If you submit your proxy via the internet, you may incur costs such as telephone and internet access charges. Submitting your proxy will not limit your right to vote in person at the Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund at the above address, or by faxing to the Secretary at (310) 996-5450. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board's recommendations thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of FPA or AST Fund Solutions, the Fund's proxy solicitor. The cost of solicitation of proxies will be borne by FPA, which will reimburse banks, brokerage firms, nominees, fiduciaries, and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. In addition, the Fund has engaged AST Fund Solutions to assist in proxy solicitation and collection and has agreed to pay such firm approximately $13,500, plus out-of-pocket costs.

On August 8, 2013 (the record date for determining shareholders entitled to notice of, and to vote, at the Meeting), there were 8,909,814 shares of Common Stock outstanding, no par value. Shareholders of the Fund are entitled to one vote per share. As of August 8, 2013, no person is known by management to own beneficially or of record as much as 5% of the outstanding Common Stock, except the following persons.

Title of Class	Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	4,985,797	shares	55.96%
	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	465,997	shares	5.23%

The foregoing broker-dealers advise that the shares are held for the benefit of their customers.

As of August 8, 2013, the Trustees and officers of the Fund and their families, as a group, owned beneficially 2.9% of the outstanding shares of the Fund, of which no single Trustee or officer owned more than 1%.

Annual reports are sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund's annual report is available at www.proxyonline.com/docs/fpainternationalvalue.pdf, and the Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request made to the Secretary of the Fund. Such written or oral requests should be directed to the Fund at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, or call (800) 982-4372 ext. 419. Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

1. APPROVAL TO CHANGE THE FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

FPA has recommended, and the Board has approved, changing the Fund from a diversified fund to a non-diversified fund. Shareholder approval would enable the Fund to invest larger percentages of its assets in the securities of particular issuers. FPA believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities. There will be no material changes to FPA's investment strategies or the Fund's investment objectives should this proposed change be approved by the shareholders. If shareholders approve the proposal, the Fund would become classified as a "non-diversified" fund under the Investment Company Act of 1940 ("1940 Act") and its fundamental investment policy concerning diversification would be eliminated. Investing a larger percentage of the Fund's assets in any one issuer carries certain risks, as described below.

Since its inception in December 2011, the Fund has operated as a "diversified" fund, as defined in the 1940 Act. As a 1940 Act diversified fund, the Fund must invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund may invest in the securities of a single issuer. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply at the time the Fund purchases a security; the Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund's holdings.

FPA believes that changing the Fund from a diversified fund to a non-diversified fund would give FPA more flexibility in implementing the Fund's investment strategies. The change would enable FPA to focus the Fund's investments on those securities that FPA believes are the most promising. Given the Fund's strict investment criteria, the Fund has invested in a limited number of holdings since inception, which FPA believes is a key aspect of the portfolio. Because FPA would be able to invest larger percentages of the Fund's assets in the securities of particular issuers, FPA would be able to take even more meaningful positions in securities that are its top investment choices. Of course, FPA's top investment choices represent its subjective determinations; FPA may not accurately assess the investment prospects of a particular security.

Risks. Shareholder approval of the proposal would enable the Fund to operate as a non-diversified fund. As a non-diversified fund, the percentage of the Fund's assets invested in any single issuer would not be limited by the 1940 Act. The Fund would be able to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer. (See discussion below regarding the diversification rules in the Internal Revenue Code.)

FPA believes that this increased investment flexibility may provide opportunities to enhance the Fund's performance; however, investing a larger percentage of the Fund's assets in any one issuer could increase the Fund's risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If FPA takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if FPA had diversified the Fund's investments. FPA would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it finds investment opportunities that meet its strict investment criteria and that it believes that the investment justifies the risks involved.

If the Fund's shareholders approve this proposal, FPA may operate the Fund as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Fund. The flexibility to take larger positions in the securities of a single issuer may not be used immediately upon shareholder approval, and may be implemented over time depending on market conditions. Indeed, FPA will reserve freedom of action to operate the Fund as non-diversified only if and when it would be in shareholders' best interests to do so; provided, that if FPA does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require FPA to again seek shareholder approval to reserve freedom of action to operate the fund as non-diversified.

In addition, the Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code. These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund's fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, FPA has no current intention of investing in the securities of any single issuer beyond the limits described. Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

The following is a hypothetical situation in which operating the Fund as a non-diversified fund could give FPA more flexibility in implementing the Fund's investment strategies. This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (the "25% basket"), the Fund may invest more than 5% of its total assets in one or more issuers. For example, assume that the portfolio includes, among other securities, securities of three fictional companies: GlobalCo, WorldCo, and ValueCo At the time the Fund purchased securities of these companies, the companies made up the "25% basket". Assume, for purposes of this example, that the Fund purchased GlobalCo at $5 per share and GlobalCo increases in value to $20 per share so that, combined with WorldCo and ValueCo, these three holdings now exceed 25% of the Fund's total assets. As described above, the Fund may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket. However, the Fund cannot now take a larger position in GlobalCo, WorldCo or ValueCo even if one or more of these companies is a top investment choice of FPA, because (as a 1940 Act diversified fund) the Fund cannot add any more to the 25% basket. The same issue arises if the other holdings decrease in price so that the securities in the 25% basket then exceed 25% of the Fund's total assets. If, however, shareholders approve changing the Fund from a diversified fund to a non-diversified fund, the Fund would be able to take a larger position in any of the companies in this hypothetical situation because the Fund would not be constrained by the 25% basket. If the prices of the holdings in the hypothetical situation described above were to decrease, such that they became a smaller relative portion of the Fund's portfolio (i.e., the three securities fell to 15% or 20% of the Fund's total assets), the Fund's current diversification limits would not apply. Investing a larger percentage of the Fund's assets in any one issuer carries certain risks, as described above.

The Board of Trustees, including those
Trustees who are not "interested persons"
of the Fund, as defined in the 1940 Act, believes that the proposal is in the best interests of shareholders and recommends that you vote "FOR" this proposal.

The approval of this proposal requires the approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

2. OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of affecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Voting Requirements

A quorum of shareholders is required to take action at the Meeting. For purposes of the Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

Based on the Fund's interpretation of Delaware law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal. Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the proposal. Abstentions are not considered "votes cast" and, therefore, do not constitute a vote FOR. Abstentions effectively result in a vote AGAINST and are disregarded in determining whether a proposal has received enough votes.

Broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but they will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

Shareholder Proposals

No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting, since inclusion and presentation are subject to compliance with certain federal regulations.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 20, 2013,

The Fund's proxy statement and annual report for the fiscal year ended December 31, 2012, are available free of charge at www.proxyonline.com/docs/fpainternationalvalue.pdf.

Adjournment

In the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate without further notice to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment those proxies which have voted against the proposal.

Information about FPA

FPA is the Fund's investment adviser. Together with its predecessor organizations, FPA has been in the investment advisory business since 1954. FPA manages assets of over $24 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. FPA is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. FPA selects investments for the Fund, provides administrative services and manages the Fund's business.

Information about the Fund's Principal Underwriter

UMB Distribution Services, LLC, located at 803 West Michigan Street, Milwaukee, Wisconsin, 53233, acts as the principal underwriter of Fund shares.

By Order of the Board of Trustees

SHERRY SASAKI

Secretary

August 16, 2013

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the internet.

Directions: First Pacific Advisors, LLC.
11400 West Olympic Boulevard, Suite 1200, Los Angeles, California, Telephone (310) 473-0225
Entrance to parking lot on Purdue Avenue

405 Southbound:
Take Pico Blvd. exit. (Tennessee)
Go West on Tennessee.
Right on Purdue.
405 Northbound:
Exit on National Blvd.
Left on National. (West)
Right on Sawtelle. (North)
Left on Olympic.
Left on Purdue.	10 Westbound: Exit Bundy North. Right on Olympic. Right on Purdue. 10 Eastbound: Exit Centinela. (Pico) Go East on Pico. Left on Purdue.

map not to scale

FPA International Value Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2013

The undersigned Shareholder(s) of FPA International Value Fund (“Fund”) a series of FPA Funds Trust, hereby appoint (s) J. Richard Atwood and Sherry Sasaki (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the FPA International Value Fund, to be held on September 20, 2013, at 10:00 a.m. Pacific Time, at the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of FPA International Value Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of Shareholders.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-499-8541.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA INTERNATIONAL VALUE FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. Approval to change the Fund from a diversified fund to a non-diversified fund.	☐	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]